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Exhibit No. 10(V)

                                 AMENDMENT NO. 1
                                       TO
                           THE PROGRESSIVE CORPORATION
                      2003 DIRECTORS EQUITY INCENTIVE PLAN

         The Progressive Corporation 2003 Directors Equity Incentive Plan (the "Plan") is hereby amended as follows:

         1. The following is hereby added as Paragraph (13) of SECTION 5, thereof:

                  (13) Any Participant who is then eligible to participate in The Progressive Corporation Directors Restricted Stock Deferral Plan, or any other deferral plan hereafter adopted or maintained by the Company for the benefit of Eligible Directors which allows for the deferral of Restricted Stock Awards, (a "Deferral Plan"), may elect to defer all or any portion of any Restricted Stock Award granted to him or her under this Plan, subject to and in accordance with the terms of the applicable Deferral Plan.

         This Amendment will be effective as of February 1, 2004.

                                          /s/ Charles E. Jarrett
                                          --------------------------------------
                                          Charles E. Jarrett
                                          Secretary